Exhibit (v)

AMENDED AND RESTATED FIDELITY BOND PREMIUM SHARING AGREEMENT

THIS AGREEMENT made as of December 31, 1995, amended and restated as of October 16, 2006, by and among the investment companies (the “Funds”) and affiliates of Eaton Vance Corp. (“EVC”) listed on the attached Schedule A (the “EV Parties”) (collectively, the “Insureds”).

WHEREAS, Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”) act as investment adviser or administrator of the Funds, and may from time to time hereafter act as investment adviser or administrator of other funds; and Eaton Vance Distributors, Inc. (“EVD”) acts as principal underwriter or placement agent for the Funds, and may from time to time hereafter act as principal underwriter or placement agent for other funds.

WHEREAS, all the parties hereto are named Insureds under an Investment Company Blanket Bond (the “Bond”) issued by one or more insurance companies (the “Insurer”), which may from time to time be amended or replaced.

WHEREAS, the parties desire to establish (i) the criteria by which the annual premium shall be allocated among the parties, (ii) the basis upon which additional investment companies for which EVM or BMR may hereafter act as investment adviser or administrator and additional affiliates of EVC may from time to time be added as named insureds under the Bond and (iii) the criteria by which losses in excess of the face amount of the Bond shall be allocated among the parties.

NOW, THEREFORE, it is agreed as follows:

     1. The aggregate portion of the premium to be paid by the Funds and the EV Parties will be determined annually as follows. The minimum amount of coverage required as of December 31 of the preceding year (the “Mandatory Coverage Amount”) shall be calculated for each Fund and any EV Party for which such coverage is required (the “Mandatory Coverage Parties”). In order to prevent an unfair allocation of premium costs to those investment companies that are structured in Hub and Spoke format, it is essential that the Hub defray substantially all of the premium cost with its Spokes paying only nominal amounts of such cost. The amount of excess coverage will be computed by subtracting the aggregate Mandatory Coverage Amount from the face amount of the Bond. 40% of this excess coverage (the “Non-Mandatory Share”) will be deemed attributable to those EV Parties (the “Non-Mandatory Coverage Parties”), if any, that are not Mandatory Coverage Parties. The remaining 60% of this excess coverage will be deemed attributable to the Mandatory Coverage Parties.

     The amount of the total premium allocated to the Non-Mandatory Coverage Parties will be determined by calculating the percentage of the total Bond coverage that is represented by the Non-Mandatory Share. This percentage will be multiplied by the aggregate amount of the Bond premium to determine the amount of the premium to be allocated to the Non-Mandatory Coverage parties. This amount may be allocated among the Non-Mandatory Coverage Parties as mutually agreed by them.

     2. If the Insurer is willing without additional premium to add as an Insured under the Bond any investment company for which EVM or BMR hereafter is investment adviser or administrator or any affiliate of EVC not listed on Schedule A which qualifies as an insurable party pursuant to Rule 17g-1(b)(3) under the Investment Company Act of 1940, the parties hereto agree (a) that such addition may be made, (b) that such investment company may become a party to this Agreement and be included within the term “Funds”, and (c) that such affiliate may become a party to this Agreement and be included within the term “EV Parties”; provided that notice of such addition is given each Fund not less than ten (10) days before such addition becomes effective and further provided that in each case such investment company or affiliate shall have executed and delivered to the parties to this Agreement its written agreement to become a party hereto and to be bound by the terms of this Agreement. Any Fund objecting to any such addition may withdraw from this Agreement and coverage under the Bond by written notice to all parties insured under the Bond not less than ten (10) days before the withdrawal. The withdrawing Fund shall be entitled to receive and EVM shall pay to the withdrawing Fund an amount equal to the portion of the share of the premium on the Bond borne by the withdrawing Fund which is proportional to the unexpired term of the Bond for which a premium has been paid.

     3. In the event that the claims of loss of two or more Insureds under the Bond are so related that the Insurer is entitled to assert that the claims must be aggregated with the result that the total amount payable on such claims is limited to the face amount of the Bond, the following rules for determining, as among the claimants, the priority of satisfaction of the claims under the Bond shall apply:

A. All claims of the Funds and of any qualified profit sharing and/or retirement plan of Eaton Vance Management or subsidiaries of EVC (the “Plans”) which have been duly proved and established under the Bond shall be satisfied in full before satisfaction of any claims of any other parties. However, a Fund (a “Spoke”) which invests substantially all of its assets in another Fund (a “Hub”) is not entitled to recover on the Spoke’s claim to the extent that the Spoke’s actual covered loss is reduced by the satisfaction of the Hub’s claim.

B. If the claims of the Funds and Plans which have been duly proved and established exceed the face amount of the Bond, the insurance shall be applied to those claims in the following manner:

(i) First, the insurance shall be applied to the claim of each Fund and Plan up to its respective minimum fidelity bond requirement for the year in which the claim arose as determined pursuant to Rule 17g-1(d) under the Investment Company Act of 1940 with respect to the Funds and pursuant to Section 412 of the Employee Retirement Income Security Act of 1974 (ERISA) and any applicable regulations promulgated thereunder with respect to the Plans; and

(ii) The remaining amount of insurance then shall be applied to the unsatisfied claims of the Funds and Plans in proportion to the amounts of such unsatisfied claims.

C. If after giving effect to Paragraph A there remains a portion of the insurance under the Bond available for the satisfaction of claims of parties other than the Funds and Plans which have been duly proved and established under the Bond, such remainder shall be applied as EVM shall determine.

     4. All parties hereto agree that any obligation assumed by a business or common law trust shall be limited to the assets of the trust, and the trustees, shareholders and agents of the trust shall not be liable thereon.

5. This Amended and Restated Fidelity Bond Premium Sharing Agreement shall become effective as of October 16, 2006.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed by their officers, General Partners, Directors or Trustees hereunto duly authorized all as of the day and year first above written.

EATON VANCE MANAGEMENT (as agent for the Insureds listed on Schedule A) By: /s/ Paul M. O'Neil Name: Paul M. O’Neil Title: Vice President

Schedule A
September 1, 2011

Eaton Vance Non-Funds:

Atlanta Capital Management Company, LLC
Atlanta Capital, L.P.
Eaton Vance Corp.
Eaton Vance Acquisitions
Eaton Vance Trust Company
Eaton Vance Investment Counsel
Eaton Vance Management (International) Ltd.
Eaton Vance Management
Boston Management and Research
Eaton Vance, Inc.
Eaton Vance Distributors, Inc.
Parametric Portfolio Associates, LLC
Parametric Portfolio, L.P.
Eaton Vance Advisers (Ireland) Limited
Eaton Vance CDO Corp.
Parametric Risk Advisors, LLC
Fox Asset Management LLC
Eaton Vance Real Estate Management
Eaton Vance Consolidated Health & Welfare Benefit Plan
Eaton Vance Corp. Deferred Compensation Plan
Eaton Vance Management Education Assistance Plan
Eaton Vance Management Master Trust for Retirement Plans
Eaton Vance Management Profit Sharing Retirement Plan
Eaton Vance Management Savings Plan
Eaton Vance Management International (Asia) Pte. Ltd.
EV ETF’S LLC

Eaton Vance Growth Trust, a series fund consisting of:

o	Eaton Vance Asian Small Companies Fund
o	Eaton Vance-Atlanta Capital Focused Growth Fund
o	Eaton Vance-Atlanta Capital SMID-Cap Fund
o	Eaton Vance Focused Growth Opportunities Fund
o	Eaton Vance Focused Value Opportunities Fund
o	Eaton Vance Greater China Growth Fund
o	Eaton Vance Multi-Cap Growth Fund
o	Eaton Vance Richard Bernstein Equity Strategy Fund
o	Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Investment Trust, a series fund consisting of:

o	Eaton Vance AMT-Free Limited Maturity Municipal Income Fund
o	Eaton Vance Massachusetts Limited Maturity Municipal Income Fund
o	Eaton Vance National Limited Maturity Municipal Income Fund
o	Eaton Vance New Jersey Limited Maturity Municipal Income Fund
o	Eaton Vance New York Limited Maturity Municipal Income Fund
o	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

Eaton Vance Municipals Trust, a series fund consisting of:

o	Eaton Vance Alabama Municipal Income Fund
o	Eaton Vance Arizona Municipal Income Fund
o	Eaton Vance Arkansas Municipal Income Fund
o	Eaton Vance California Municipal Income Fund
o	Eaton Vance Connecticut Municipal Income Fund
o	Eaton Vance Georgia Municipal Income Fund
o	Eaton Vance Kentucky Municipal Income Fund
o	Eaton Vance Maryland Municipal Income Fund
o	Eaton Vance Massachusetts Municipal Income Fund
o	Eaton Vance Michigan Municipal Income Fund
o	Eaton Vance Minnesota Municipal Income Fund
o	Eaton Vance Missouri Municipal Income Fund
o	Eaton Vance Municipal Opportunities Fund
o	Eaton Vance National Municipal Income Fund
o	Eaton Vance New Jersey Municipal Income Fund
o	Eaton Vance New York Municipal Income Fund
o	Eaton Vance North Carolina Municipal Income Fund
o	Eaton Vance Ohio Municipal Income Fund
o	Eaton Vance Oregon Municipal Income Fund
o	Eaton Vance Pennsylvania Municipal Income Fund
o	Eaton Vance Rhode Island Municipal Income Fund
o	Eaton Vance South Carolina Municipal Income Fund
o	Eaton Vance Tennessee Municipal Income Fund
o	Eaton Vance Virginia Municipal Income Fund

Eaton Vance Municipals Trust II, a series fund consisting of:

o	Eaton Vance High Yield Municipal Income Fund
o	Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund
o	Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund
o	Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Eaton Vance Mutual Funds Trust, a series fund consisting of:

o	Eaton Vance AMT-Free Municipal Income Fund
o	Eaton Vance Atlanta Capital Horizon Growth Fund
o	Eaton Vance Build America Bond Fund
o	Eaton Vance Emerging Markets Local Income Fund
o	Eaton Vance Floating-Rate Fund
o	Eaton Vance Floating-Rate Advantage Fund
o	Eaton Vance Floating-Rate & High Income Fund

o	Eaton Vance Global Dividend Income Fund
o	Eaton Vance Global Macro Absolute Return Fund
o	Eaton Vance Global Macro Absolute Return Advantage Fund
o	Eaton Vance Government Obligations Fund
o	Eaton Vance High Income Opportunities Fund
o	Eaton Vance International Multi-Market Local Income Fund
o	Eaton Vance Parametric Structured Emerging Markets Fund
o	Eaton Vance Parametric Structured International Equity Fund
o	Parametric Structured Commodity Strategy Fund
o	Eaton Vance Large-Cap Core Research Fund
o	Eaton Vance Low Duration Fund
o	Eaton Vance Multi-Strategy Absolute Return Fund
o	Eaton Vance Strategic Income Fund
o	Eaton Vance Tax-Managed Equity Asset Allocation Fund
o	Eaton Vance Tax-Managed Global Dividend Income Fund
o	Eaton Vance Tax-Managed Growth Fund 1.1
o	Eaton Vance Tax-Managed Growth Fund 1.2
o	Eaton Vance Tax-Managed International Equity Fund
o	Eaton Vance Tax-Managed Multi-Cap Growth Fund
o	Eaton Vance Tax-Managed Small-Cap Fund
o	Eaton Vance Tax-Managed Small-Cap Value Fund
o	Eaton Vance Tax-Managed Value Fund
o	Eaton Vance U.S. Government Money Market Fund

Eaton Vance Series Trust, a series fund consisting of:

o Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II, a series fund consisting of:

o Eaton Vance Income Fund of Boston
o Eaton Vance Parametric Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust, a series fund consisting of:

o	Eaton Vance Balanced Fund
o	Eaton Vance Commodity Strategy Fund
o	Eaton Vance Dividend Builder Fund
o	Eaton Vance Enhanced Equity Option Income Fund
o	Eaton Vance Equity Asset Allocation Fund
o	Eaton Vance Greater India Fund
o	Eaton Vance Investment Grade Income Fund
o	Eaton Vance Large-Cap Growth Fund
o	Eaton Vance Large-Cap Value Fund
o	Eaton Vance Parametric Option Absolute Return Strategy Fund
o	Eaton Vance Real Estate Fund
o	Eaton Vance Risk-Managed Equity Option Fund
o	Eaton Vance Short-Term Real Return Fund
o	Eaton Vance Small-Cap Fund
o	Eaton Vance Small-Cap Value Fund
o	Eaton Vance Special Equities Fund

Eaton Vance Variable Trust, a series fund consisting of:

o	Eaton Vance VT Floating-Rate Income Fund
o	Eaton Vance VT Large-Cap Value Fund

Eaton Vance Closed-End Funds:

Eaton Vance California Municipal Bond Fund
Eaton Vance California Municipal Bond Fund II
Eaton Vance California Municipal Income Trust
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Floating-Rate Income Trust
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Bond Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Michigan Municipal Bond Fund
Eaton Vance Michigan Municipal Income Trust
Eaton Vance Municipal Bond Fund
Eaton Vance Municipal Bond Fund II
Eaton Vance Municipal Income Trust
Eaton Vance National Municipal Opportunities Trust
Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance New Jersey Municipal Income Trust
Eaton Vance New York Municipal Bond Fund
Eaton Vance New York Municipal Bond Fund II
Eaton Vance New York Municipal Income Trust
Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Ohio Municipal Income Trust
Eaton Vance Pennsylvania Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Tax-Advantage Bond and Option Strategies Fund

Eaton Vance Portfolios:

Asian Small Companies
Boston Income
Dividend Builder
Emerging Markets Local Income
Floating Rate
Focused Growth
Global Dividend Income
Global Macro
Global Macro Absolute Return Advantage
Global Opportunities
Government Obligations
Greater China Growth
Greater India
High Income Opportunities
Inflation-Linked Securities Portfolio
International Income
Investment Grade Income
Large-Cap Core Research
Large-Cap Growth
Large-Cap Value
Multi-Cap Growth
MSAR Completion
Senior Debt
Short-Term U.S. Government
Small-Cap
SMID-Cap
Special Equities
Tax-Managed Growth
Tax-Managed International Equity
Tax-Managed Multi-Cap Growth
Tax-Managed Small-Cap
Tax-Managed Small Cap Value
Tax-Managed Value
Worldwide Health Sciences

Eaton Vance Fund Cayman Islands Wholly Owned Subsidiaries:

Eaton Vance CSF Commodity Subsidiary, Ltd.
Eaton Vance DIF Commodity Subsidiary, Ltd.
Eaton Vance EVG Commodity Subsidiary, Ltd.
Eaton Vance SIF Commodity Subsidiary, Ltd.
Eaton Vance EMLIP Commodity Subsidiary, Ltd.
Eaton Vance GMP Commodity Subsidiary, Ltd.
Eaton Vance GMAP Commodity Subsidiary, Ltd.
Eaton Vance GOP Commodity Subsidiary, Ltd.
Eaton Vance IIP Commodity Subsidiary, Ltd.
Eaton Vance PSC Commodity Subsidiary, Ltd.

Eaton Vance Medallion Funds, Ltd., a series fund consisting of:

o	Eaton Vance International (Cayman Islands) Floating-Rate Income Fund
o	Eaton Vance International (Cayman Islands) Strategic Income Fund
o	Eaton Vance International(Cayman Islands) Emerging Markets Local Income Fund
o	Eaton Vance (Cayman Islands) Floating Rate Income Portfolio

Eaton Vance Emerald Funds plc, a series fund consisting of:

o	Eaton Vance International (Ireland) Global Macro Fund
o	Eaton Vance International (Ireland) PPA Emerging Markets Equity Fund
o	Emerald U.S. Growth Fund
o	Eaton Vance International (Ireland) U.S. High Yield Bond Fund
o	Eaton Vance International (Ireland) U.S. Value Fund
o	Eaton Vance International (Ireland) Worldwide Health Sciences Fund

Eaton Vance Exchange Funds:

Altavera Capital Fund LLC
Clearfork Capital Fund LLC
Clearfork Investment Corporation
Clearfork Realty Corporation
Bel Ridge Holdings LLC
Bel SML III, LLC
Bel Valley Ranch Holdings LLC
Clearwood Capital Fund LLC
Clearwood Realty Corporation
Bel Austin I, LLC
Bel Hickory Grove Holdings LLC
Bel Stamford VIII, LLC
Belair Capital Fund LLC
Belair Real Estate Corporation
Elkhom Property Trust LLC
Belbrook Capital Fund LLC
Belbrook Realty Corporation
Quantico Real Estate LLC
Bel Guadalupe I, LLC
Bel Stamford VII, LLC
Belcrest Capital Fund LLC
Belcrest Realty Corporation
Lafayette Real Estate LLC
Bel Stamford I, LLC
Beldore Capital Fund LLC
Beldore Investment Corporation
Beldore Realty Corporation
Bel Marquette III, LLC
Bel Austin II, LLC
Bel Guadalupe II, LLC
Bel Biscayne LLC
Bel Biscayne Management LLC

Bel Cascadia Holdings LLC
Bel Lawrence Holdings LLC
Belmar Capital Fund LLC
Bel Camelback Holdings LLC
Bel Portland Holdings LLC
Bel Renton Holdings LLC
Bel Minneapolis Holdings LLC
Bel Percy Warner Holdings LLC
Bel Lauderhill Holdings Inc.
Bel Indian School Holdings LLC
Bel Pineville Holdings LLC
Bel Tulsa Holdings LLC
Bel Marietta Holdings LLC
Bel Puget Holdings LLC
Bel Snohomish Holdings LLC
Bel St. Louis Holdings LLC
Bel Thunderbird Holdings LLC
Bel Tucson Holdings LLC
Bel Emanuel Holdings LLC
Bel Riverside Holdings LLC
Bel Howell Mill Holdings LLC
Bel Arrowhead Holdings LLC
Bel Pembroke Holdings LLC
Bel Annapolis Holdings LLC
Bel Harbor Holdings LLC
Bel Albert Holdings LLC
Bel Decatur Holdings LLC
Bel Westchase Holdings LLC
Bel Dallas Park Cities Holdings LLC
Bel Dunwoody Holdings LLC
Bel Hickory Grove Holdings LLC
Bel Valley Ranch Holdings LLC
Bel Ridge Holdings LLC
Bel Calibre Holdings LLC
Bel SML I, LLC
Bel Marquette I, LLC
Bel Stamford II, LLC
Belport Capital Fund LLC
Belport Realty Corporation
BelMultifamily Property Trust
Bel Snohomish Holdings LLC
Bel Puget Holdings LLC
Bel St. Louis Holdings LLC
Bel Tuscon Holdings LLC
Bel Thunderbird Holdings LLC
Bel Marietta Holdings LLC
Monadock Property Trust LLC
Bel Jacksonville Holdings Limited Partnership

Bel Jacksonville GP LLC
Bel Emanuel Holdings LLC
Bel Riverside Holdings LLC
Bel Stamford III, LLC
Belrose Capital Fund LLC
Belrose Realty Corporation
Bel Marlborough Campus LLC
Bel Marlborough I, LLC
Bel Marlborough II, LLC
Bel Marlborough TRS, LLC
Bel Stamford IV, LLC
Belrose Property Holdings LLC
Bel Dallas Park Cities Holdings LLC
Bel Dunwoody Holdings LLC
Belshire Capital Fund LLC
Belshire Realty Corporation
Casco Property Trust LLC
Bel Annapolis Holdings LLC
Bel Harbor Holdings LLC
Bel Albert Holdings LLC
Bel Decatur Holdings LLC
Bel Westchase Holdings LLC
Bel Endymion LLC
Bel Gardena LLC
Bel Stamford V, LLC
Belterra Capital Fund LLC
Belterra Realty Corporation
Bel SML II, LLC
Bel Stamford VI, LLC
Bel Property Holdings LLC
Bel Howell Mill Holdings LLC
Bel Arrowhead Holdings LLC
Bel Pembroke Holdings LLC
Belvedere Capital Fund Company LLC
Belvedere Equity Fund LLC
Belvedere Equity Real Estate Corporation
Belwater Capital Fund LLC
Belwater Realty Corporation
Bel Communities Property Trust
Bel Communities Property Trust LLC
Bel Communities LLC
Bel Pineville Holdings LLC
Bel Minneapolis LLC
Bel Indian School Holdings LLC
Bel Portland Holdings LLC
Bel Camelback Holdings LLC
Bel Renton Holdings LLC
Bel Timberglen Holdings LLC

Bel Percy Warner Holdings LLC
Bel Tulsa Holdings LLC
Bel Santa Ana Management, LLC
Bel Santa Ana, LLC
Bel Marquette II, LLC
Bel Holdings LLC
Belvorn Holdings LLC

The U.S. Charitable Gift Trust, a series fund consisting of:

o	Charitable Deferred Retirement Fund - 10 Year Investment Grade
o	Charitable Deferred Retirement Fund - 12 Year High Yield
o	Charitable Deferred Retirement Fund - 12 Year Investment Grade
o	Charitable Deferred Retirement Fund - 20 Year High Yield
o	Donor Advised Fund - Cash Management Fund
o	Donor Advised Fund - Gift Fund Preservation Fund
o	Donor Advised Fund – Growth & Income Fund
o	Donor Advised Fund - Growth Fund
o	Donor Advised Fund - Income Fund
o	Donor Advised Fund – Large Cap Value
o	Pooled Income Fund - Growth & Income Fund
o	Pooled Income Fund - High Yield Fund
o	Pooled Income Fund – Current Fund

Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans:

Eaton Vance High Yield Fund
Eaton Vance Parametric Structured Emerging Markets Equity Fund
Eaton Vance Investment Grade Income Fund
Eaton Vance Large Cap Core Research Fund
Eaton Vance Large Cap Growth Fund
Eaton Vance Large Cap Value Fund
Eaton Vance Large Value Fund III
Eaton Vance Parametric Structured Commodity Fund
Eaton Vance Small Cap Core Fund

Eaton Vance Institutional/Private Funds:
Eaton Vance Small Cap Core Fund, LLC
Eaton Vance Institutional High Yield Bond
Eaton Vance Cash Collateral Fund, LLC
Eaton Vance Cash Reserves Fund LLC
Eaton Vance Institutional Senior Loan Fund
Eaton Vance Institutional Senior Loan Trust Series I
Eaton Vance Institutional Senior Loan Trust Series II
Eaton Vance Institutional Senior Loan Trust Series IV
Eaton Vance Institutional Senior Loan Trust Series V
Eaton Vance Institutional Senior Loan Trust Series VI
Eaton Vance Tax-Managed Multi-Cap Portfolio

Eaton Vance CDO Corporation:

Eaton Vance CDO, Ltd.
Eaton Vance CDO II, Ltd.
Eaton Vance CDO VII, Ltd.
Eaton Vance CDO VIII, Ltd.
Eaton Vance CDO IX, Ltd.
Eaton Vance CDO X, Ltd.

Eaton Vance Blue Sky Loan Trust:
Big Sky II Senior Loan Fund, Ltd.
Big Sky III Senior Loan Trust